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EXHBIT 10.5


                               DEED OF GUARANTEE

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                   IMPORTANT NOTICE TO THE GUARANTOR
                   ---------------------------------


This Guarantee will create legal obligations and liabilities on your part. You are strongly advised to seek independent legal advice before you execute this Guarantee.

Without prejudice to any provision of this Guarantee, please take note of the following:-

(1) You may become liable (and if you consist of two or more persons, you may become liable jointly and severally), instead of or as well as the Principal, for all debts and liabilities (whether actual or contingent, and whether past, present or future) incurred by and owing from the Principal to us at any time and from time to time.

(2) Your maximum liability under this Guarantee is the amount set out in the Second Schedule hereto plus the sums referred to in Proviso (ii) of Section B of this Guarantee. Where no amount is specified in the Second Schedule, the amount ultimately enforceable against you will be unlimited.

(3) Subject to paragraph (2) above, you will be required to pay, on demand by us, all sums of money debts and liabilities of the Principal. By way of examples and without limitation, you may be called upon to pay under this Guarantee if the Principal has failed to pay us any indebtedness when due or on demand or if you and/or the Principal are unable or admit inability to pay debts generally as they become due or in the event of any proceedings in or analogous to bankruptcy, insolvency, winding up or liquidation against you or the Principal.

(4) This Guarantee is a continuing guarantee. Nevertheless, you may extinguish your liability under this Guarantee if (i) pursuant to Clause 5 of Section C of this Guarantee, you give us 3 months' prior written notice of determination; and (ii) your liabilities hereunder in respect of all or any debts and obligations (actual or contingent) incurred by the Principal to us prior to the effective date of determination of this Guarantee have been satisfied in full.

(5) We shall be entitled to retain this Guarantee for at least 25 months after you have extinguished your liabilities under this Guarantee.

                                               Bank of China (Hong Kong) Limited
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TO: BANK OF CHINA (HONG KONG) LIMITED

A.       DEFINITION
         Unless the context otherwise requires, all capitalized terms used herein shall have their respective meanings as defined in Clause 28 of Section C of this Guarantee.

B.       GUARANTEE
         In consideration of Bank of China (Hong Kong) Limited (hereinafter called the "Bank", including its successors and assigns) agreeing at the request of the principal debtor (hereinafter called "the Principal", whose particulars are set out in Part A of the First Schedule hereto) and/or the undersigned (whose particulars are set out in part B of the First Schedule hereto) from time to time or at any time (i) to grant or continue to grant general banking facilities of whatever nature and in whatever currency to the Principal either singly or jointly with other parties on such terms, manner and form and for so long as the Bank may in its absolute discretion think fit; and/or (ii) to withhold proceedings against or not to make immediate demand for repayment from the Principal for so long and on such terms and conditions as the Bank may in its absolute discretion think fit, I, the undersigned, HEREBY AGREE (and in case where there are MORE than one undersigned, we, the undersigned, HEREBY JOINTLY AND SEVERALLY AGREE) to PAY and SATISFY to the Bank ON DEMAND in writing all sums of money debts and liabilities whether certain or contingent whether now or at any time hereafter owing or incurred due but unpaid to the Bank from or by the Principal (or any one or more of them) in any manner howsoever or on any account whether as principal or surety and whether alone or jointly with any other person, firm or corporation or from or by any firm in which the Principal (or any one or more of them) may be a partner and in whatever name, style or form including but not limited to the following:


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         (a)      any and all sum or sums due owing and/or payable to the Bank by the Principal (or any one or more of them) under any banking facilities, dealings, transactions, undertakings, contracts and/or obligations, liabilities, engagements of whatever nature and/or under any bills, drafts, notes, guarantees and/or indemnities;
         (b)      interest accrued or to be accrued;
         (c) commissions, fees and other charges payable by the Principal to the Bank;
         (d) any legal or other costs, expenses, disbursements and/or payment of whatsoever nature incurred by the Bank in relation to the Principal or this Guarantee or any other guarantee, indemnity or security for any money obligations or liabilities hereby guaranteed on a full indemnity basis.

         PROVIDED ALWAYS that:
                  (i) where no amount is specified in the Second Schedule hereto as a Specified Amount, the amount ultimately enforceable against me/us under this Guarantee shall for all intents and purposes be unlimited; but
                  (ii) where there is a Specified Amount set out in the Second Schedule hereto, the total liability ultimately enforceable against me/us under this Guarantee shall not exceed in the aggregate an amount being the total of the Specified Amount together with a sum equal to all interest accrued or to be accrued on the Specified Amount calculated at the Agreed Interest Rate(s), (as well after as before judgment) to the date of actual payment and all those amounts referred to in paragraphs (c) and (d) above, PROVIDED ALWAYS that where the total debts and liabilities owing by the Principal to the Bank exceeds the limit ultimately enforceable against me/us under this Guarantee, the Bank shall be entitled at its absolute discretion to determine which part or parts of such debts and liabilities shall be guaranteed and/or demanded hereunder AND PROVIDED FURTHER that in such event, should such debts and liabilities (or any part or parts thereof) determined by the Bank to be guaranteed and/or demanded under this Guarantee be paid by the Principal or any third party or parties other than me/us, my/our liabilities hereunder shall not thereby be deemed, diminished or discharged and the Bank shall be entitled to re-determine such other part or parts of the debts and liabilities then owing by the Principal to be guaranteed hereunder and demanded accordingly.

         I/We hereby expressly acknowledge and agree that references in this Guarantee to the Bank shall include any or all of the Bank's branches and offices whether located or operating in Hong Kong or elsewhere and this Guarantee shall cover all debts, obligations and liabilities (actual or contingent) of the Principal to the Bank anywhere in the world whether to any one or more of the Bank's branches and/or offices in Hong Kong or elsewhere. The Bank or any of its branches and offices in Hong Kong or elsewhere shall be entitled to enforce this Guarantee against me/us in Hong Kong or elsewhere notwithstanding that any debts, obligations and liabilities (actual or contingent) of the Principal are owing or incurred to the Bank acting through any of its other branches or offices in any other jurisdiction.

C.       FURTHER COVENANTS
         I, the undersigned, HEREBY FURTHER AGREE AND UNDERTAKE (and in case where there are more than one undersigned, we, the undersigned, HEREBY JOINTLY AND SEVERALLY AGREE AND UNDERTAKE) as follows:-

         1.       CURRENCY INDEMNITY:

                  (a) All. moneys received or held by the Bank under this Guarantee may from time to time after demand has been made be converted into such other currency as the Bank considers necessary or desirable to cover my/our obligations and liabilities in that currency at the then prevailing spot rate of exchange of the Bank (as conclusively determined by the Bank) for purchasing the currency to be acquired with the existing currency.

                  (b) If and to the extent I/we fail to pay the amount due on demand the Bank may in its absolute discretion without notice to me/us purchase at any time thereafter so much of a currency as the Bank considers necessary or desirable to cover my/our obligations and liabilities in such currency hereby

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                           secured at the then prevailing spot rate of exchange
                           of the Bank (as conclusively determined by the Bank) for purchasing such currency with Hong Kong Dollars and I/we hereby agree to indemnify the Bank against the full Hong Kong Dollar price (including all costs, charges and expenses) paid by the Bank.

                  (c) No payment to the Bank (whether under any judgment or court order or otherwise) shall discharge my/our obligation or liability in respect of which it was made unless and until the Bank shall have received payment in full in the currency in which such obligation or liability was incurred and to the extent the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency, the Bank shall have a further separate cause of action against me/us and shall be entitled to enforce the security hereby created to recover the amount of the shortfall.

         2. PAYMENT NOT SUBJECT TO DEDUCTION: All payments under this Guarantee shall be made free of any restriction and counterclaim and without any set-off, deductions or withholdings whatsoever. If any payment to be made under this Guarantee is subject to any tax or other withholding, I/we undertake to pay to the Bank such additional amount as may be necessary to ensure that the net amount received (whether as principal or interest) is equal to the amount which the Bank would otherwise have received.

         3. INTEREST ON SUMS DEMANDED HEREUNDER: In addition and without prejudice to Proviso (ii) of Section B above, all sums demanded for payment but unpaid under this Guarantee shall bear interest from the date of the Bank's demand hereunder to the date of actual payment (as well after as before judgment) at the rate of 6% per annum above the cost of fund of the Bank (as conclusively determined by the Bank, subject to fluctuation) provided that the Bank may vary the basis of calculation of such rate upon 30 days' prior notice to me/us displayed or posted in the Bank's banking halls.

         4. CONTINUING SECURITY: This Guarantee shall not be considered as satisfied by any intermediate payment or satisfaction of the whole or any part of any sum or sums of money owing by the Principal but shall be a continuing security and shall extend to cover all sum or sums of money which shall for the time being or at any time constitute the balance due from the Principal to the Bank in whatsoever manner.

         5. HAPPENING OF SPECIFIED EVENTS: This Guarantee shall be binding as continuing security on me/us and shall not be discharged or be in anyway affected by any one or more or all of the Specified Events. Without prejudice to the generality of the foregoing, this Guarantee may be determined upon the expiration of three calendar months from the date of the Bank's actual receipt of a notice in writing to determine this Guarantee given by:-
                  (a) if there is only one undersigned, the undersigned, or the undersigned's personal or legal representative(s) (as the case may be); or
                  (b) if there is more than one undersigned, all of us or, as the case may be, the personal or legal representative(s), of each and every one of us to which a Specified Event has happened jointly together with all of us (if any) not affected by any Specified Event.

         6. LIABILITIES ON DETERMINATION : Determination of this Guarantee as provided in Clause 5 or by whatever reason shall not release me/us and/or my/our estate(s) from this Guarantee in respect of any liability incurred by the Bank for account of the Principal during the currency of this Guarantee (including those incurred during the period of the required three months' notice of determination as stipulated in Clause 5) whether such liability is actual or contingent, accrued or not yet accrued and whether or not such liability matures or becomes due or payable or accrues only after the expiration of the required three months' notice of determination as stipulated in Clause 5. Without prejudice to the generality of the foregoing, I/we hereby expressly admit and declare that where the Bank has incurred any irrevocable obligation to make any advance to, or incur any liability for account of, the Principal prior to the expiration of the required three months' notice of determination as stipulated in Clause 5, the Bank shall have the right to continue making the advance to or incurring the liability for account of the Principal after the said expiration of the required three months' notice of determination and such advance or liability shall form part of the liability incurred by the Bank for account of the Principal during the currency of this Guarantee and I/we shall be fully liable therefor notwithstanding the determination of this Guarantee.

         7. NO DEMAND PRIOR TO DETERMINATION : I/We hereby expressly agree that my/our obligations to guarantee and indemnify the Bank against the liabilities of the Principal shall not in any way be affected by the Bank not making a demand on me/us before the determination of this Guarantee and that the Bank may make a demand on me/us at any time whether before or after the determination of this Guarantee whereupon I/we shall promptly pay the Bank the amount demanded.

         8. NEW ACCOUNTS WITH PRINCIPAL: In the event of this Guarantee ceasing from any cause whatsoever to be binding as a continuing security on me/us, the Bank shall be at liberty without thereby affecting the Bank's rights hereunder to open a fresh account or accounts and/or to continue any then existing account or accounts with the Principal and no moneys paid from time to time into any such fresh account or accounts so opened by or on behalf of the Principal (or the then existing account or accounts where no such fresh account or accounts are opened, as the case may be) and subsequently drawn out by the Principal shall on settlement of any claim in respect of this Guarantee be deemed appropriated towards or have the effect of payment of any park of the moneys due from the Principal at the time of this Guarantee ceasing to be so binding as a continuing security or of the interest thereon unless the person or persons paying in such moneys shall at the time of payment direct the Bank in writing specifically to appropriate the same to that purpose.

         9.       CONCLUSIVE EVIDENCE:
                  (a) Any admission or acknowledgement in writing by the Principal or by any person authorized by the Principal of the amount of indebtedness of the Principal to the Bank and any judgment recovered by the Bank against the Principal in respect of such indebtedness shall be binding and conclusive on and against me/us in all courts of law and elsewhere.
                  (b) A certificate by any of the Bank's duly authorized officers as to the moneys and liabilities for the time being due or owing to the Bank from or by the Principal shall be binding on me/us as conclusive evidence in any legal proceedings against me/us in all courts of law and elsewhere.

         10. INDULGENCE, DEALING WITH PRINCIPAL: The Bank shall be entitled without notice to and/or consent of me/us and without thereby discharging or affecting my/our liabilities hereunder at any time at the Bank's sole and absolute discretion to deal freely with the Principal or any other party or parties liable in respect of any debts and/or liabilities guaranteed hereunder whether jointly, severally or jointly and severally with the Principal or as surety or as provider of securities, including but without limitation:-
                  (a) to determine, reduce, limit, restrict, grant, enlarge, increase, vary, continue, renew or regrant any banking facilities to the Principal; and/or
                  (b) to vary, exchange, renew, discharge, release, give up, abstain from perfecting and/or hold over any securities (including but not limited to any bills, notes, mortgages, charges, liens or other securities) indemnities, guarantees and/or any other undertaking or arrangement of similar nature whether from the Principal or from any third party or parties covering or in respect of any debts and liabilities hereby guaranteed; and/or
                  (c) to release, discharge, settle or compound with, grant indulgence, give time for payment or other accommodation, to accept compositions from and make any other arrangements with the Principal and/or any third party or parties including but not limited to any person or persons liable on any bills, notes, mortgages, charges, liens or other securities as aforesaid or any person liable jointly, severally or jointly and severally with or as surety of the Principal or any other person or persons.

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         11.      SECURITY ADDITIONAL:
                  (a) Save and except expressly provided for in this Guarantee, this Guarantee shall be in addition to and not in substitution of any other guarantee or security in respect of any debt and/or liability of the Principal guaranteed hereunder whether given by me/us or by the Principal or by any other third party or parties.
                  (b) This Guarantee shall be in addition to and shall not merge with or in any way discharge, prejudice or affect any other guarantees, agreements, undertakings, rights, liens, collateral or other securities now or hereafter held by the Bank from me/us or any one or more of us or any third party or parties for or in respect of all or any part of the debts and liabilities hereby guaranteed nor vice versa should this Guarantee be discharged, prejudiced or affected thereby. Unless specified by the payer, the Bank shall have absolute discretion to apply or appropriate any money received by the Bank for payment of any debts and/or liabilities owing to the Bank by the Principal without any notice or consent of me/us.

         12. ENFORCING OTHER MEANS OF PAYMENT: The Bank is to be at liberty, but not bound, to resort for the Bank's own benefit to any other means of obtaining payment or securing performance by the Principal or any other co-sureties at any time and in any manner or order the Bank thinks fit without affecting this Guarantee and/or without in consequence diminishing my/our liability hereunder. The Bank may exercise and enforce the Bank's rights hereunder before resorting to other means of obtaining payment or securing performance or after such means have been resorted to in respect of any balance due or outstanding liabilities or obligations and in the latter case without entitling me/us to any benefit from such other means so long as any sum, liability or obligation remains due owing or payable or outstanding (whether actual or contingent) from or by the Principal to the Bank.

         13. INVALIDITY OF OTHER SECURITY ETC.: The liabilities of me/us shall not be affected by any failure by the Bank to take any security or by any invalidity of any security taken or by any existing or future agreement by the Bank as to the application of any banking facilities made or to be made to the Principal.

         14. GUARANTEE OF WHOLE DEBT: Although my/our ultimate liability hereunder cannot exceed the limit hereinbefore provided in Proviso (ii) of Section B, if any, this Guarantee shall be construed and take effect as a guarantee of the whole and every part of all debts and liabilities now or at any time hereafter owing to the Bank by the Principal.

         15. PAYMENT INTO SUSPENSE ACCOUNT: Any money paid to the Bank under this Guarantee may be placed and kept by the Bank in a separate or suspense account for so long and in such name as the Bank may in the Bank's absolute discretion think fit without applying the same or any part thereof in or towards discharge of any debts or liabilities due or incurred by the Principal to the Bank so as to enable the Bank to preserve intact the Principal's liability to the Bank and to sue or prove in arrangement, composition, liquidation, bankruptcy, winding up or such similar proceedings against the Principal the entirety of the debt or liabilities owing without taking into account any sum so paid under this Guarantee.

         16. NO COMPETITION WITH THE BANK'S RIGHT: Until the Bank has been paid and received in full (which expression shall not embrace payment of a dividend in liquidation, bankruptcy, winding up or similar proceedings of less than 100 percent) all debts and liabilities owing by the Principal, I/we shall not whether directly or indirectly:
                  (a) prove against the Principal's estate in any liquidation, bankruptcy, winding up or similar proceedings for or in relation to any sum or sums paid under this Guarantee or otherwise howsoever in competition with the Bank;
                  (b) claim, exercise and/or enforce any rights of subrogation, contribution, indemnity, assignment, set-off and/or counter-claim (whether statutory, in law or in equity or howsoever) in relation to any sum or sums paid under this Guarantee and any sum or sums

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                           so received by me/us and in breach hereof shall be
                           held by me/us on trust for the Bank and be paid over to the Bank on demand for discharge of any debts and liabilities due by the Principal to the Bank in addition to and independent of my/our liabilities hereunder and shall not be subject to the limitation, if any, provided in Proviso (ii) of Section B above;
                  (c) do any act or thing which might on the insolvency, bankruptcy, liquidation or similar proceedings of the Principal result in the increase of proofs or reduce the assets distributable amongst the creditors of the Principal to the Bank's prejudice;
                  (d) take now or at any time hereafter for or in respect of any of my/our liability under this Guarantee from the Principal either directly or indirectly without the Bank's consent in writing any security or counter-security, promissory note, bill of exchange, mortgage, charge whether merely personal or involving a charge on any property whatsoever of the Principal. I/We hereby declare that I/we have not taken any such security or counter-security and all security or counter-security as aforesaid which I/we have now or at any time hereinbefore taken or may at any time hereafter take (whether with the Bank's consent or in breach of the above provision) and all moneys at any time received in respect thereof shall be held in trust for the Bank and as security to the Bank for the fulfillment of my/our obligations hereunder and all of them shall be deposited by me/us with the Bank and I/we shall do all such act or take all such action and/or sign or execute all such deeds or documents at the Bank's request but at my/our costs and expenses for such purposes and for perfecting the Bank's rights and claims thereto; and/or
                  (e) by paying off any sum recoverable hereunder or by any other means or on any other ground, claim to have the benefit of any security which the Bank may now or hereafter hold for any moneys or liabilities due or incurred by the Principal to the Bank or to have any share therein.

         17. WARRANTIES AND REPRESENTATIONS: I/We hereby warrant, represent and undertake to the Bank (such warranties representations and undertakings to continue so long as this Guarantee remains subsisting) that:
                  (a) This Guarantee has been validly created and constitutes a valid and legally binding obligation on me/us enforceable in accordance with its terms; and
                  (b) The creation of this Guarantee and the performance and observance of the obligations hereunder does not and will not contravene any existing applicable law, statute, rule or regulation or any judgment, decree or permit (where applicable, including but not limited to all the rules governing the listing of securities as prescribed by The Stock Exchange of Hong Kong Limited from time to time) to which I/we are subject.

         18. SET-OFF AND LIEN: In addition to any general lien or similar right to which the Bank as bankers maybe entitled bylaw, the Bank may at any time, without prior notice to me/us:
                  (a) set off and appropriate and apply any credit balance on any account (whether subject to notice or not and whether matured or not) in any currency of which I/we or any one or more of us am/is/are at any time beneficially entitled (whether in my/our own name or jointly with other persons and whether current, savings, time, call or deposit accounts) at any of the Bank's office or branch wherever situate against or on account of all or any liabilities of me/us to the Bank hereunder and for such purpose, the Bank may convert all or any part of such credit balance or liability to such other currencies at the applicable rate of exchange quoted and determined by the Bank as may be necessary to effect such application or set-off; and
                  (b) if any sum is due but unpaid hereunder, to retain all or any securities, valuables or any other property whatever and wherever situate which may be deposited with or otherwise held by the Bank for or in the name of me/us or any one or more of us whether for safe custody or otherwise and to sell the same or any part thereof at such price as the Bank shall determine

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                           whether by public auction, private treaty or tender
                           and the Bank may engage such agent or broker therefor and apply the proceeds thereof to set off any or all sums owing hereunder after first deducting all costs and expenses.

         19. JOINT SIGNATORIES, LIABILITIES JOINT AND SEVERAL: Should the undersigned be more than one party or should this Guarantee be intended to be given by more than one party:-
                  (a) each and every one of the parties shall be jointly and severally liable hereunder and "we", me/us" and all provisions of this Guarantee shall be so construed accordingly.
                  (b) should this Guarantee prove not to be binding on or become invalid against any one or more but not all of us for any reason whatsoever, the liability of such other(s) of us shall remain intact valid and binding as if such of us who is/are not bound by this Guarantee has/have never been party or intended to be party hereto.
                  (c) this Guarantee shall be binding and effective for all intents and purposes against each and every one of us who has actually signed with immediate effect and the failure of any intended guarantor(s) to sign or execute shall not affect the validity hereof against those signed as if those who have not signed or executed have never been intended to be party hereto.
                  (d) the Bank shall be entitled without any notice or consent of me/us to release or discharge any one or more but not all of us from his or their obligations and/or liabilities under this Guarantee or any part thereof or to accept or enter into any settlement or compromise or composition or make any other arrangements with or grant any time, indulgence, waiver or accommodation to any one or more but not all of us without discharging, releasing or affecting the liabilities and obligations of the other or others of us.

         20. Notice: A notice or demand by the Bank under this Guarantee may be served by post, cable, telex or facsimile transmission and shall be deemed to have been duly served if by post on the day following the day of posting (its subsequent return or non-delivery notwithstanding) and if by cable, telex, facsimile transmission or personal delivery on the day of such cable, telex, facsimile transmission or delivery if addressed to me/us or the legal or personal representative(s) of me/us at my/our respective addresses on the Bank's record or last known to the Bank.

         21. FIRM, CORPORATION, ASSOCIATION, UNINCORPORATED BODY ETC.: If it shall so happen that the Principal shall be either a firm or a limited company or other corporation or a committee or association or other unincorporated body, any of the provisions herein contained which shall be primarily and literally applicable to the case of a single and individual principal only shall be construed and take effect so as to give the Bank hereunder a guarantee for the money owing from such firm and every member thereof or from such limited company or corporation or committee or association or other unincorporated body as identical or analogous as may be with or to that which would have been given for the moneys owing from a single individual if the Principal were a single individual and any moneys or liabilities shall be deemed to be owing, remaining due and unpaid by the Principal as provided in Section B above. And further in case where the Principal is a firm, this Guarantee shall be deemed to be a continuing guarantee of all moneys owing, as provided in Section B above; from the persons or person now or at any time hereafter from time to time and for the time being carrying on business in the name of or in succession to the firm or from any one or more of such persons and any change in the constitution of the firm whether by death, retirement or admission of partners or otherwise howsoever shall not affect, invalidate or discharge my/our liability under this Guarantee. And in the case of a limited company or other corporation any reference to bankruptcy shall be deemed to be a reference to liquidation, winding up or other analogous proceedings and the moneys owing as aforesaid and hereby guaranteed shall be deemed to include any moneys, owing in respect of debentures or debenture stock of such limited company or other corporation held by the Bank or on the Bank's behalf.

         22.      CONDITIONS TO DISCHARGE:
                  (a) Any release, discharge or settlement between the Bank and me/us (including the return of this Guarantee) shall be conditional upon no security, disposition or payment to the Bank by the Principal, me/us or any other party being avoided or reduced pursuant to any provisions or enactments relating to insolvency, bankruptcy, liquidation, winding-up or such similar proceedings, and if such condition shall not be fulfilled, the Bank shall be entitled at any time to enforce this Guarantee subsequently as if such release, discharge or settlement had not occurred.
                  (b) For the purposes of Clause 22(a) above, the Bank shall be entitled to retain this Guarantee for a period of twenty-five months after the full payment, discharge or satisfaction of all debts and liabilities owing by the Principal to the Bank and in the event of the commencement of bankruptcy or winding-up of any party making such payment, discharge or satisfaction, for such further period as the Bank may determine and to enforce this Guarantee subsequently as if such release, discharge or settlement had not occurred.

         23.      LIABILITIES PRIMARY, INVALIDITY OF PRINCIPAL'S DEBTS ETC.:
                  Independent of the above stipulations, I/we further agree to be liable as an independent principal debtor to the Bank for the payment of all sums guaranteed or ought to be guaranteed hereby so that:-
                  (a) this Guarantee may be enforced against me/us (or any one or more of us) without the Bank first enforcing any rights or claims or instituting legal proceedings against the Principal and/or any third party or parties and/or to join in the Principal as a party in the same proceedings against me/us and/or the Bank first realizing or enforcing any of the securities or other guarantees held by the Bank whether from me/us or any other party or parties.
                  (b) in addition and without prejudice to Clause 22 above, should any debts and/or liabilities, which if valid or enforceable would be guaranteed by and be the subject-matter of this Guarantee, be or become wholly or in part invalid, unenforceable against or irrecoverable from the Principal whether in law or otherwise as a result or arising out of any legal limitation, disability or incapacity on or of the Principal and/or any other reasons or circumstances including but not limited to want of or inadequacy of the borrowing power of the Principal, the irregular or improper exercise of the borrowing power, the exercise of the borrowing power concerned or the borrowing concerned by the Principal is ultra vires (in the case where the Principal is a limited company), the want of authority by any agent or person purporting to act on behalf of the Principal, I/we shall nevertheless be still liable to the Bank for such debts and/or liabilities as if the same were wholly valid and enforceable and I/we was/were the sole and principal debtor(s) in respect thereof irrespective whether or not as between the Bank and the Principal, the Principal will have a valid defence thereto and the Bank shall not be concerned to see or enquire into the powers of the Principal or its officers, employees or agents purporting to act on its behalf.
                  (c) I/we hereby waive all and any of my/our rights as surety which may at any time be inconsistent with any of the provisions of this Guarantee.

         24. WAIVER, RIGHTS CUMULATIVE: No failure to exercise or enforce and no delay in exercising or enforcing on the Bank's part of any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise or enforcement of any right, remedy, power or privilege hereunder operate as a waiver thereof, nor shall any single or partial exercise or enforcement of any right, remedy, power or privilege preclude any other further exercise or enforcement thereof, or the exercise or enforcement of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative to and not exclusive of any right, remedy, power and privilege provided by law or other documents held by the Bank.

         25. NOTICE OF SUBSEQUENT INCUMBRANCE: If the Bank receives notice of any subsequent mortgage, charge, assignment or any other disposition affecting the security, if any, afforded by me/us or any third party or interest thereon, the Bank may open a new account for me/us; if the Bank does not open a new account for me/us then unless the Bank gives notice to the contrary to me/us, it shall nevertheless be treated as if the Bank had done so at the time when the Bank receives such notice and as from that time all payments made by or on behalf of me/us to the Bank shall be credited or treated as having been credited to the new account and shall not operate to reduce the amount due from me/us to the Bank at the time when the Bank receives notice.

         26.      INFORMATION OF GUARANTOR(S):
                  (a) I/We undertake at all times to notify the Bank in writing of any change of my/our particulars including but without limitation my/our address, telephone number and facsimile number.
                  (b) I/We acknowledge that I/we have noted the content of a notice relating to the Personal Data (Privacy) Ordinance issued by the Bank and addressed to the Bank's customers (the "Notice") and agree that it is necessary to supply the Bank with data under Part B of the First Schedule hereto or as required by the Bank in order that the Bank will accept this Guarantee. I/We further authorize the Bank to use my/our data for the purposes set out in the Notice and note that data held by the Bank will be kept confidential but permit the Bank to provide such information to the persons listed in the Notice or any other persons (including debt collecting agents) for the purposes set out in the Notice or in compliance with any laws, regulations or directions binding on the Bank or its branches or sub-branches. I/We further authorize the Bank to contact any of my/our employers (if applicable), banks, referees or any other sources for the purpose of obtaining or exchanging any information and to compare the information provided by me/us with other information collected by the Bank for checking purposes. The Bank is entitled to use the result of such comparison to take any action which may be adverse to the interest of or against me or any of us. I/We consent to my/our data being transferred to another jurisdiction outside Hong Kong.
                  (c) For the purpose of Clause 26(b) above, I/we shall be deemed to be "Customers" as referred to in the Notice.

         27. DEBT COLLECTION: The Bank shall be entitled to employ debt collecting agents to collect any sum due but unpaid by me/us hereunder. I/We hereby agree, and acknowledge that I/we have been warned, that I/we shall indemnify and keep the Bank indemnified on a full indemnity basis against all costs and expenses which the Bank may incur in employing debt collecting agents.

         28.      DEFINITIONS:

                  In this Guarantee:-
                  (a) "Agreed Interest Rate" means the rate or rates and the basis and method (including whether or not to be compounded) agreed between the Bank and the Principal at and by which interest on the debt or liability in relation to which a sum or sums so demanded under this Guarantee is to be calculated.

                  (b) "banking facilities" means all types of secured and unsecured banking facilities, loans, advances, credit facilities and financial, credit or other arrangement including but not limited to all types of foreign exchange transactions and swap arrangements, overdraft facilities, trust receipt facilities and all types of arrangement or facilities relating to documentary or other credits, in particular, their issuance, negotiation, and/or acceptance; issuance or acceptance of guarantees, indemnities and bonds; discounting, negotiation or purchase of bills of exchange or promissory notes; leasing; hire-purchase arrangement and all other types of arrangement whereby credit is extended, accommodation is afforded and/or liability or commitment (whether actual or contingent) is incurred by the Bank for or on account of the Principal.

                  (c) "I/We" and "me/us" means the party or parties who executed this Guarantee, and where there are more than one party, "me/us" means and refers to all the parties executing this Guarantee or any one or more of them and includes also such party's or parties' respective estate(s), successor(s), assign(s) and personal and/or legal representative(s) and "my/our" shall be so construed accordingly.

                  (d) "The Principal" means the party or parties whose particulars are set out in Part A of the First Schedule hereto and where the Principal consists of more than one PARTY, "the Principal" means and refers to all such parties or any one or more of them.

                  (e) "Specified Amount" means the amount specified in the Second Schedule hereto.

                  (f) "Specified Events" means the death, bankruptcy, liquidation, insolvency, dissolution, incorporation or other changes whatsoever in the constitution or composition of, or mental illness or other disability whatsoever of, the Principal (or any one or more of them) and/or me/us (or any one or more of us) and "Specified Event" means any one of the foregoing events.

                  (g) "the Bank" includes the Bank's successors and assigns and any or all of the Bank's offices and/or branches whether in Hong Kong or elsewhere and for the avoidance of doubt, this Guarantee shall cover all debts and liabilities owing or incurred by or from the Principal to the Bank anywhere in the world whether to any one or more of the Bank's offices and/or branches in Hong Kong or elsewhere.

                  (h) The various matters set out as consideration in Section B of this Guarantee are in the disjunctive and alternative and the provision for considerations herein shall be deemed to have been absolutely and fully complied with and fulfilled if any one of the matters set out therein have been done.

                  (i) Unless the contrary intention appears, words importing the masculine gender shall include females and corporations and words in the singular shall include the plural and words in the plural shall include the singular.

         29. CLAUSES SEVERABLE: If at any time any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the laws of any jurisdiction, neither the legality, validity or enforceability of the other remaining provisions hereof nor the legality, validity or enforceability such provision under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

         30. LAW AND JURISDICTION: This Guarantee shall be governed and construed in all respects in accordance with the laws of Hong Kong SAR. I/We hereby irrevocably submit to the non-exclusive jurisdiction of the Hong Kong SAR Courts but the Bank shall be entitled to enforce this Guarantee in courts of other competent jurisdiction as the Bank may select.

         31. HEADINGS: In this Guarantee, headings to sections or clauses are inserted for convenience only and have no legal effect and reference to sections, clauses and schedules are to sections, clauses and schedules of this Guarantee unless otherwise stated.

         32. LANGUAGE : The Chinese version of this Guarantee is for reference only and if there is any conflict between the English and Chinese versions, the English version shall prevail.

                                    THE FIRST SCHEDULE ABOVE REFERRED TO
                                                   PART A

Name and particulars of the Principal
-------------------------------------

Name                              Address                                 Identification document and number
----                              -------                                 ----------------------------------

COMTECH INTERNATIONAL             ROOM 514, 5/F, MANHATTAN CTR.,          B.R.C.NO.31083439
(HONG KONG) LIMITED               8 KWAI CHEONG ROAD, KWAI CHUNG,
                                  NEW TERRITORIES.


                                                   PART B


Name and particulars of the undersigned
---------------------------------------
Name                              Address                                 Identification document and number
----                              -------                                 ----------------------------------
COMTECH GROUP, INC.


                                    THE SECOND SCHEDULE ABOVE REFERRED TO


The Specified Amount
--------------------


IN WITNESS WHEREOF this Deed of Guarantee is executed by the party(ies) whose name(s) appear(s) in Part B of the First schedule hereto this day of 200__


SEALED with the COMMON SEAL OF the Company(ies) named in Part B of the first Schedule hereto and SIGNED by:


COMPANY
NAME   COMTECH GROUP, INC.                  COMMON SEAL:
       --------------------------------

DIRECTOR/
AUTHORIZED PERSON                           SIGNATURE /s/ signature
                  --------------------                -------------------------


DIRECTOR/
AUTHORIZED PERSON                           SIGNATURE /s/ signature
                  --------------------                -------------------------


Witnessed by:


NAME:                                       SIGNATURE /s/ signature
      --------------------------------                -------------------------